SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 26, 2002
                                                          ---------------


                                  VOXWARE, INC.
                Exact Name of Registrant as Specified in Charter)


 Delaware                              0-21403                   36-3934824
------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.


168 Franklin Corner Road, Lawrenceville, New Jersey                    08648
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (609) 514-4100
                ------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



 -----------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 26, 2002 Voxware, Inc. (the "Company") determined to dismiss Arthur Andersen LLP ("Andersen") as its independent auditors and to engage the services of WithumSmith + Brown, PC ("WSB") as its new independent auditors. The change in auditors was effective August 26, 2002. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its audit committee. WSB will audit the financial statements of the Company for the fiscal year ended June 30, 2002.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. The report of Anderson on the Company's financial statements as of and for the year ended June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified as to any matter of audit scope or accounting principles. The report of Anderson on the Company's financial statements as of and for the year ended June 30, 2001 did contain a qualification based on an uncertainty as to the Company's ability to continue as a going concern.

     Anderson has indicated that it will no longer issue a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through the date of this Current Report on Form 8-K, the Company did not consult with WSB regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Voxware, Inc.



                                By: /s/ Nicholas Narlis
                                    ----------------------------------------
                                    Nicholas Narlis
                                    Senior Vice President, Chief Financial
                                    Officer, Secretary and Treasurer
                                    (Principal Financial Officer)


Date:  August 30, 2002